Deconsolidation of Osisko Development and discontinued operations	12 Months Ended
Dec. 31, 2023
Disclosure Of Deconsolidation And Discontinued Operations [Abstract]
Deconsolidation of Osisko Development and discontinued operations [Text Block]

29. Deconsolidation of Osisko Development and discontinued operations

Deconsolidation of Osisko Development

On September 30, 2022, Osisko held an interest of 44.1% in Osisko Development (compared to 75.1% as at January 1, 2022). Effective on September 30, 2022, following certain changes made to Osisko's investment agreement with Osisko Development, Osisko ceased to consolidate Osisko Development as management determined that Osisko was no longer in a position of control over Osisko Development. Management determined it was still able to exert significant influence on Osisko Development and subsequently accounted for its retained investment as an associate under the equity method. Accordingly, Osisko deconsolidated Osisko Development on September 30, 2022, and started accounting for its investment in Osisko Development using the equity method.

On September 30, 2022, the Company derecognized the assets and liabilities of Osisko Development from its consolidated balance sheet, recorded its interest in Osisko Development at fair value as an investment in an associate (Note 10) at $207.0 million, recognized royalty and stream interests on assets held by Osisko Development of $122.1 million (Note 12 - these assets were eliminated on consolidation prior to the loss of control) and recognized a non-cash net loss on deconsolidation of $140.9 million. Osisko Development's results of operations and cash flows were consolidated into the Company's financial statements up to September 30, 2022.

The following tables summarize the financial information related to Osisko Development on September 30, 2022, which was immediately prior to deconsolidation. The amounts disclosed are before inter-company adjustments:

Summarized balance sheet

As at September 30, 2022
$

Current assets	168,092
Current liabilities	(51,330)
Current net assets	116,762

Non-current assets	902,768
Non-current liabilities	(105,757)
Non-current net assets	797,011
Total net assets	913,773
Accumulated other comprehensive income	(515)
Non-controlling interest	(443,295)

Discontinued operations

The activities of Osisko Development represented one of two distinct business segments of the Company, namely the exploration, evaluation and development of mining projects segment. This segment was deemed to have been disposed of and its results of operations and cash flows have been reclassified as discontinued operations. The following table summarizes the results of operations included as discontinued operations on the consolidated statements of loss for the year ended December 31, 2022. The amounts disclosed are before inter-company adjustments:

2022
$

Results from discontinued operations:
Net loss on deconsolidation	(140,910)
Results of discontinued operations:
Revenues	44,820
Impairment of mining assets	(81,000)
Other expenses, net	(89,895)
Net loss before income taxes	(126,075)
Deferred income tax (expense) recovery (see below)	(1,490)
Net loss	(127,565)
Net loss from discontinued operations	(268,475)

Net loss per share from discontinued operations
Basic and diluted	(1.50)

Equity financing transactions completed by Osisko Development prior to the deconsolidation

The following equity financing transactions were completed by Osisko Development prior to the deconsolidation and were presented under Net investments from minority shareholders in the consolidated statements of changes in equity and as discontinued operations on the consolidated statements of cash flows.

Bought deal private placement (2022)

In March 2022, Osisko Development completed a bought deal brokered private placement of an aggregate of (i) 13,732,900 ODV Subscription Receipts and (ii) 9,525,850 ODV Units (together with the ODV Subscription Receipts, the "Offered Securities") at a price of $4.45 per Offered Security, for aggregate gross proceeds of approximately $103.5 million (the "ODV Bought Deal Private Placement"), including the full exercise of the underwriters' option. Each ODV Unit was comprised of one common share of the company (each, an "ODV Common Share") and one common share purchase warrant (each, an "ODV Warrant"), with each ODV Warrant entitling the holder thereof to purchase one additional ODV Common Share at a price of $7.60 per ODV Common Share for a period of 60 months following the date hereof. Each ODV Subscription Receipt entitled the holder thereof to receive one ODV Unit, upon the satisfaction of the Bought Deal Escrow Release Conditions, which were met in May 2022. In consideration for their services, the underwriters were paid a cash commission equal to 5% of the gross proceeds of the ODV Bought Deal Private Placement (other than in respect of subscribers on the President's List for which no commission was paid).

Non-brokered private placement (2022)

In March 2022, Osisko Development closed the first tranche of a non-brokered private placement (the "ODV Non-brokered Private Placement"), pursuant to which a total of 24,215,099 ODV Subscription Receipts were issued at a price of US$3.50 per ODV Subscription Receipt, for gross proceeds of approximately US$84.8 million ($108.1 million). In March 2022, Osisko Development also closed the second tranche of the ODV Non-brokered Private Placement pursuant to which an additional 9,365,689 ODV Subscription Receipts were issued at a price of US$3.50 per ODV Subscription Receipt, for additional gross proceeds of approximately US$32.8 million ($41.0 million). In April 2022, Osisko Development closed the third tranche of the ODV Non-brokered Private Placement pursuant to which an additional 512,980 ODV Subscription Receipts were issued at a price of US$3.50 per ODV Subscription Receipt, for additional gross proceeds of approximately US$1.8 million ($2.2 million).

Share consolidation of Osisko Development

In May 2022, Osisko Development completed a consolidation of its common shares, on a three for one basis (3:1). The equity financing transactions described above are presented prior to the share consolidation.

Acquisition of Tintic by Osisko Development

In May 2022, Osisko Development completed the acquisition of Tintic Consolidated Metals LLC ("Tintic"), which owns the Tintic property, as well as mineral claims covering more than 17,000 acres (including over 14,200 acres of which are patented) in Central Utah's historic Tintic Mining District (the "Tintic Transaction").

The table below presents the purchase price allocation for the acquisition:

Consideration paid	$

Issuance of 12,049,449 common shares of Osisko Development (i)	109,656
Cash	63,881
Convertible instruments (ii)	10,827
Fair value of deferred consideration of US$12.5 million ($15.9 million)	13,414
Fair value of other contingent payments, rights and obligations	1,695
199,473

Net assets acquired	$

Current assets	2,705
Mining assets and plant and equipment	182,229
Exploration and evaluation	38,508
Other non-current assets	1,735
Current liabilities	(1,322)
Non-current liabilities	(4,925)
Deferred income tax liability	(19,457)
199,473

(i) Prior to the share consolidation.

(ii) Represent the convertible instruments amounting to US$8.5 million ($10.8 million) issued to the sellers prior to the closing of the Tintic Transaction, which were part of the acquisition price.

For the year ended December 31, 2022, the revenues and net loss of Tintic included in the statement of loss under net loss from discontinued operations amounted respectively to $11.5 million and $1.6 million.

Material accounting policies applicable to the discontinued operations

(a) Business combinations

On the acquisition of a business, the acquisition method of accounting is used whereby the identifiable assets, liabilities and contingent liabilities (identifiable net assets) of the business are measured at fair value at the date of acquisition. Provisional fair values estimated at a reporting date are finalized as soon as the relevant information is available, which period shall not exceed twelve months from the acquisition date and are adjusted to reflect the transaction as of the acquisition date. Any excess of the consideration paid is treated as goodwill, and any bargain gain is immediately recognized in the statement of income or loss and comprehensive income or loss. If control is lost as a result of a transaction, the participation retained is recognized on the balance sheet at fair value and the difference between the fair value recognized and the carrying value as at the date of the transaction is recognized in the statement of income or loss. Acquisition costs are expensed as incurred. The results of businesses acquired during the period are consolidated into the consolidated financial statements from the date on which control commences (generally at the closing date when the acquirer legally transfers the consideration).

(b) Non-controlling interests

Non-controlling interests represent an equity interest in a subsidiary owned by an outside party. The share of net assets of the subsidiary attributable to the non-controlling interests is presented as a component of equity. Their share of net income or loss and comprehensive income or loss is recognized directly in equity. Changes in the Company's ownership interest in the subsidiary that do not result in a loss of control are accounted for as equity transactions. Non-controlling interests represented the equity interest in Osisko Development owned by outside parties until September 30, 2022, the date where the Company ceased to consolidate Osisko Development.

(c) Property and equipment

Property and equipment are stated at cost less accumulated depreciation and accumulated impairment losses.

Depreciation is calculated to amortize the cost of the property and equipment less their residual values over their estimated useful lives using the straight-line method and following periods by major categories for the material assets:

Exploration equipment and facilities 2-20 years

Mining plant and equipment (development) 3-20 years

Residual values, method of depreciation and useful lives of the assets are reviewed annually and adjusted if appropriate.

(d) Exploration and evaluation expenditures

Exploration and evaluation assets are comprised of exploration and evaluation expenditures and mining properties acquisition costs for exploration and evaluation assets. Expenditures incurred on activities that precede exploration and evaluation, being all expenditures incurred prior to securing the legal rights to explore an area, are expensed immediately. Exploration and evaluation assets include rights in mining properties, paid or acquired through a business combination or an acquisition of assets, and costs related to the initial search for mineral deposits with economic potential or to obtain more information about existing mineral deposits. Mining rights are recorded at acquisition cost less accumulated impairment losses. Mining rights and options to acquire undivided interests in mining rights are depreciated only as these properties are put into commercial production.

Exploration and evaluation expenditures for each separate area of interest are capitalized and include costs associated with prospecting, sampling, trenching, drilling and other work involved in searching for ore like topographical, geological, geochemical and geophysical studies. They also reflect costs related to establishing the technical and commercial viability of extracting a mineral resource identified through exploration and evaluation or acquired through a business combination or asset acquisition.

Exploration and evaluation expenditures include the cost of:

(i) establishing the volume and grade of deposits through drilling of core samples, trenching and sampling activities;

(ii) determining the optimal methods of extraction and metallurgical and treatment processes;

(iii) studies related to surveying, transportation and infrastructure requirements;

(iv) permitting activities; and

(v) economic evaluations to determine whether development of the mineralized material is commercially justified, including scoping, prefeasibility and final feasibility studies.

Exploration and evaluation expenditures include overhead expenses directly attributable to the related activities.

(e) Provision for environmental rehabilitation

Provision for environmental rehabilitation, restructuring costs and legal claims, where applicable, is recognized when:

(i) Osisko Development has a present legal or constructive obligation as a result of past events.

(ii) It is probable that an outflow of resources will be required to settle the obligation.

(iii) The amount can be reliably estimated.

The provision is measured at management's best estimate of the expenditure required to settle the obligation at the end of the reporting period, and is discounted to present value where the effect is material. The increase in the provision due to passage of time is recognized as finance costs. Changes in assumptions or estimates are reflected in the period in which they occur. Provision for environmental rehabilitation represents the legal and constructive obligations associated with the eventual closure of Osisko Development's property, plant and equipment. These obligations consist of costs associated with reclamation and monitoring of activities and the removal of tangible assets. The discount rate used is based on a pretax rate that reflects current market assessments of the time value of money and the risks specific to the obligation, excluding the risks for which future cash flow estimates have already been adjusted.

Reclamation deposits

Reclamation deposits are term deposits held for the benefit of the Government of the Province of British Columbia as collateral for possible rehabilitation activities on Osisko Development's mineral properties in connection with permits required for exploration activities. Reclamation deposits are released once the property is restored to satisfactory condition, or as released under the surety bond agreement. As they are restricted from general use, they are included under other assets on the consolidated balance sheets.

(f) Share-based compensation

Share option plan

Osisko Development offers a share option plan to its directors, officers, employees and consultants. Each tranche in an award is considered a separate award with its own vesting period and grant date fair value. Fair value of each tranche is measured at the date of grant using the Black-Scholes option pricing model. Compensation expense is recognized over the tranche's vesting period by increasing contributed surplus based on the number of awards expected to vest. The number of awards expected to vest is reviewed at least annually, with any impact being recognized immediately.

Deferred and restricted share units

Osisko Development offers a DSU plan to its non-executive directors and a RSU plan to its officers, employees and consultants as part of their long-term compensation package, entitling them to receive a payment in the form of common shares, cash (based on the Osisko Development's share price at the relevant time) or a combination of common shares and cash, at the sole discretion of Osisko Development. The fair value of the DSU and RSU granted by Osisko Development to be settled in common shares is measured on the grant date and is recognized over the vesting period under non-controlling interests with a corresponding charge to share-based compensation. A liability for the DSU and RSU to be settled in cash is measured at fair value on the grant date and is subsequently adjusted at each balance sheet date for changes in fair value. The liability is recognized over the vesting period with a corresponding charge to share-based compensation.

Critical accounting estimates and judgements applicable to the discontinued operations

Critical accounting estimates and assumptions

Mineral reserves and resources - Exploration and development projects

Mineral reserves are estimates of the amount of ore that can be economically and legally extracted from Osisko Development's mining properties. Osisko Development estimates its mineral reserve and mineral resources based on information compiled by Qualified Persons as defined by Canadian Securities Administrators National Instrument 43-101, Standards for Disclosure of Mineral Projects. Such information includes geological data on the size, depth and shape of the mineral deposit, and requires complex geological judgements to interpret the data. The estimation of recoverable reserves is based upon factors such as estimates of commodity prices, future capital requirements, and production costs along with geological assumptions and judgements made in estimating the size and grade that comprise the mineral reserves. Changes in the mineral reserve or mineral resource estimates may impact the carrying value of mineral properties and deferred development costs, property, plant and equipment, provision for site reclamation and closure, recognition of deferred income tax assets and depreciation and amortization charges.

Impairment of exploration and evaluation assets, mining interests and plant and equipment

Osisko Development's accounting policy for exploration and evaluation expenditure results in certain items of expenditure being capitalized. This policy requires management to make certain estimates and assumptions as to future events and circumstances, in particular whether an economically viable extraction operation can be established. Any such estimates and assumptions may change as new information becomes available. If, after having capitalized the expenditure, a judgement is made that recovery of the expenditure is unlikely, the relevant capitalized amount will be written off to the consolidated statement of income or loss.

Development activities commence after project sanctioning by senior management. Judgement is applied by management in determining when a project has reached a stage at which economically recoverable reserves exist such that development may be sanctioned. In exercising this judgement, management is required to make certain estimates and assumptions similar to those described above for capitalized exploration and evaluation expenditure. Such estimates and assumptions may change as new information becomes available. If, after having started the development activity, a judgement is made that a development asset is impaired, the appropriate amount will be written off to the consolidated statement of income or loss.

Osisko Development's recoverability of its recorded value of its exploration and evaluation assets, mining interests and plant and equipment is based on market conditions for metals, underlying mineral resources associated with the properties and future costs that may be required for ultimate realization through mining operations or by sale.

At each reporting date, Osisko Development evaluates each mining property and project on results to date to determine the nature of exploration, other assessment and development work that is warranted in the future. If there is little prospect of future work on a property or project being carried out within a prolonged period from completion of previous activities, the deferred expenditures related to that property or project are written off or written down to the estimated amount recoverable unless there is persuasive evidence that an impairment allowance is not required.

The recoverable amounts of exploration and evaluation assets, mining interests and plant and equipment are determined using the higher of value in use or fair value less costs of disposal. Value in use consists of the net present value of future cash flows expected to be derived from the asset in its current condition based on observable data. The calculations use cash flow projections based on financial budgets approved by management. These cash flow projections are based on expected recoverable ore reserves, selling prices of metals, operating costs, discount rates and foreign exchange rates. Fair value less costs of disposal consists of the expected sale price (the amount that a market participant would pay for the asset) of the asset net of transaction costs.

Osisko Development may use other approaches in determining the fair value which may include estimates related to (i) dollar value per ounce of mineral reserve/resource; (ii) cash-flow multiples; (iii) market capitalization of comparable assets; and (iv) comparable sales transactions. Any changes in the quality and quantity of recoverable ore reserves, expected selling prices and operating costs could materially affect the estimated fair value of mining interests, which could result in material write-downs or write-offs in the future.

Provision for environmental rehabilitation

Provision for environmental rehabilitation is based on Osisko Development's management best estimates and assumptions, which management believes are a reasonable basis upon which to estimate the future liability, based on the current economic environment. These estimates consider any material changes to the assumptions that occur when reviewed regularly by management and are based on current regulatory requirements. Significant changes in estimates of discount rate, contamination, rehabilitation standards and techniques will result in changes to the provision from period to period. Actual reclamation and closure costs will ultimately depend on future market prices for the costs which will reflect the market condition at the time the costs are actually incurred. The final cost of the rehabilitation provision may be higher or lower than currently provided for.

Critical judgements in applying the Company's accounting policies related to the discontinued operations

Business combinations

The assessment of whether an acquisition meets the definition of a business, or whether assets are acquired is an area of judgement. The assumptions and estimates with respect to determining the fair value of assets acquired and liabilities assumed, exploration and evaluation properties and mining interests and property, plant and equipment in particular, generally requires a high degree of judgement. Changes in the judgements made could impact the amounts assigned to assets and liabilities.

Impairment of exploration and evaluation assets, mining interests and plant and equipment

Assessment of impairment of exploration and evaluation assets (including exploration and evaluation assets under a farm-out agreement), mining interests and plant and equipment requires the use of judgements when assessing whether there are any indicators that could give rise to the requirement to conduct a formal impairment test on Osisko Development's exploration and evaluation, mining interests and plant and equipment assets.

Factors which could trigger an impairment review include, but are not limited to, an expiry of the right to explore in the specific area during the period or will expire in the near future, and is not expected to be renewed; substantive exploration and evaluation expenditures in a specific area, taking into consideration such expenditures to be incurred by a farmee, is neither budgeted nor planned; exploration for and evaluation of mineral resources in a specific area have not led to the discovery of commercially viable quantities of mineral resources and Osisko Development has decided to discontinue such activities in the specific area; sufficient data exists to indicate that, although a development in a specific area is likely to proceed, the carrying amount of the assets is unlikely to be recovered in full from successful development or by sale; significant negative industry or economic trends; interruptions in exploration and evaluation activities by Osisko Development or its farmee; a significant change in current or forecast commodity prices or in interest rates; and a significant change in expected recoverable ore reserves and operating costs.

Changes in the judgements used in determining the fair value of the exploration and evaluation assets, mining interests and plant and equipment could impact the impairment analysis.

Additional notes to the consolidated financial statements

The following notes to the consolidated financial statements are only presented for the year ended December 31, 2022 to detail the material movements of Osisko Development's assets and liabilities prior to the deconsolidation.

Mining interests and mining plant and equipment

	Year ended December 31, 2022
	Mining interests	Mining plant and equipment	Total
	$	$	$

Net book value - January 1	543,953	83,712	627,665
Acquisition of Tintic	169,175	13,054	182,229
Additions	36,754	14,214	50,968
Impairments	(81,000)	-	(81,000)
Mining exploration tax credits	(6,275)	-	(6,275)
Change in environmental rehabilitation assets	(3,797)	-	(3,797)
Depreciation	(2,385)	(9,489)	(11,874)
Disposals and others	(275)	(4,632)	(4,907)
Currency translation adjustments	21,183	3,384	24,567
Deconsolidation of Osisko Development	(677,333)	(100,243)	(777,576)
Net book value - December 31	-	-	-

Impairment - San Antonio gold project

As at September 30, 2022, the market conditions, industry cost pressures and inflationary environment were considered as indicators of impairment, among other facts and circumstances and, accordingly, management of Osisko Development performed an impairment assessment on all of its projects. The impairment assessment resulted in an impairment charge of $81.0 million on the San Antonio gold project for the three months ended September 30, 2022.

On September 30, 2022, the San Antonio gold project was written down to its estimated recoverable amount of $35.0 million, which was determined by the value-in-use using a discounted cash-flows approach. The main valuation inputs used were the cash flows expected to be generated by the production and sale of gold from the San Antonio gold project over the estimated life of the mine, based on the expected long-term gold price per ounce, costs inflation forecast and a pre-tax real discount rate of 19.9% applied to the cash flow projections.

A sensitivity analysis was performed by management of Osisko Development for the long-term gold price and the pre-tax real discount rate (in isolation). If the long-term gold price per ounce applied to the cash flow projections had been 10% lower than management's estimates, Osisko Development would have recognized an additional impairment charge of $35.0 million. If the pre-tax real discount rate applied to the cash flow projections had been 100 basis points higher than management's estimates, Osisko Development would have recognized an additional impairment charge of $5.8 million.

The mining plant and equipment movements by category of assets for the year ended December 31, 2022 are as follows:

	Year ended December 31, 2022
	Land and buildings	Machinery and equipment	Construction- in-progress	Total Mining plant and equipment
	$	$	$	$

Net book value - January 1	16,473	42,990	24,249	83,712
Acquisition of Tintic	6,940	4,420	1,694	13,054
Additions	1,418	9,574	3,222	14,214
Depreciation	(1,399)	(8,090)	-	(9,489)
Transfers	(133)	5,526	(5,393)	-
Disposals and others	(964)	(3,668)	-	(4,632)
Currency translation adjustments	550	2,060	774	3,384
Deconsolidation of Osisko Development	(22,885)	(52,812)	(24,546)	(100,243)
Net book value - December 31	-	-	-	-

Exploration and evaluation assets

Year ended December 31, 2022
$
Net book value - January 1	3,635
Acquisition of Tintic	38,508
Additions	4,519
Other adjustments	(417)
Currency translation adjustments	3,138
Deconsolidation of Osisko Development	(49,383)
Net book value - December 31	-

Provisions and other liabilities

				Year ended December 31, 2022
	Environ- mental rehabili- tation (i)	Lease liabilities	Deferred premium on flow-through shares	Derivative financial instru- ments (ii)	Deferred consideration and contingent payments (iii)	Total
	$	$	$	$	$	$
Balance - January 1	53,237	9,866	914	-	-	64,017
Acquisition of Tintic by Osisko Development	5,370	325	-	-	15,109	20,804
New liabilities	261	108	-	39,841	-	40,210
Revision of estimates	(4,299)	(2,463)	-	-	-	(6,762)
Change in fair value	-	-	-	(21,483)	-	(21,483)
Accretion	2,185	-	-	-	333	2,518
Settlements/payments of liabilities	(2,549)	(6,306)	-	-	-	(8,855)
Recognition of deferred premium on flow-through shares	-	-	(914)	-	-	(914)
Currency translation Adjustments	1,193	12	-	1,333	1,149	3,687
Deconsolidation of Osisko Development	(55,398)	(1,542)	-	(19,691)	(16,591)	(93,222)
Balance - December 31	-	-	-	-	-	-

(i) The environmental rehabilitation provision represented the legal and contractual obligations associated with the eventual closure of Osisko Development's mining interests, plant and equipment and exploration and evaluation assets (mostly for the Cariboo property, Bonanza Ledge Phase 2 and San Antonio projects).

(ii) Represented the warrants accounted for as derivative liabilities issued by Osisko Development and exercisable in U.S. dollars .

(iii) Represented the deferred consideration and contingent payments payable by Osisko Development with regards to its acquisition of Tintic.